Liabilities in Respect of IIA Grants	12 Months Ended
Dec. 31, 2022
Disclosure of israeli innovation authority grants [Abstract]
Liabilities in Respect of IIA Grants

Note 13:        Liabilities in Respect of IIA Grants

	December 31
	2022	2021

Balance as of January 1,	8,105	7,528
Royalties	(407)	(342)
Amounts carried to Profit or Loss	(132)	919
Balance as of December 31,	7,566	8,105

Current maturities	(121)	(220)
Long term liabilities in respect of IIA grants	7,445	7,885

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants received from IIA including accrued LIBOR interest, net of royalties as of December 31, 2022 is approximately $13,614, while the amortized cost of this liability as of that date is $ 7,566, using the interest method.